UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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McDonald’s Corporation

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

McDonald’s Annual Shareholders’ Meeting to be Held on May 27, 2009.

McDONALD’S CORPORATION	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
C/O McDONALD’S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544	The Proxy Statement, 2008 Annual Report and a Form of Proxy are available at www.proxyvote.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 13, 2009 to facilitate timely delivery.

Annual Shareholders’ Meeting Information
	Date:	05/27/09
	Time:	9:00 A.M. Central Time
	Location:	Prairie Ballroom at The Lodge
McDonald’s Office Campus
Oak Brook, Illinois 60523
View the live webcast on www.investor.mcdonalds.com. A replay is available for a limited time following the meeting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE at www.proxyvote.com:

NOTICE AND PROXY STATEMENT                    2008 ANNUAL REPORT                     FORM OF PROXY

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Vote In Person: Please bring this notice or other proof of your share ownership for admittance. Please review other details regarding meeting attendance and directions to the meeting in the Proxy Statement, which is available at www.proxyvote.com. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone.

Voting Items	This is not a ballot or a proxy. You
cannot use this notice to vote these shares.

The Board of Directors recommends a vote FOR the Board’s nominees.

1. Election of Directors: (4 nominees).

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.

2. Approval of the appointment of an independent registered public accounting firm to serve as independent auditors for 2009.

3. Approval of Performance Goals for certain Qualified Performance-Based Awards under the McDonald’s Corporation Amended and Restated 2001 Omnibus Stock Ownership Plan.

4. Approval of McDonald’s Corporation 2009 Cash Incentive Plan.

The Board of Directors recommends a vote AGAINST proposals 5 and 6.

5. Shareholder proposal relating to shareholder vote on executive compensation.

6. Shareholder proposal relating to the use of cage-free eggs.